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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89047) of PlanetRx.com, Inc. of our report dated January 18, 2000, except for Note 13, which is as of March 23, 2000, relating to the financial statements, which appears in this Annual Report on Form 10-K.

                                         /s/ PricewaterhouseCoopers LLP

San Francisco, California
March 24, 2000

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